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                                 AMENDMENT NO. 4
          TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF
                    AIM INVESTMENT SECURITIES FUNDS

                  This Amendment No. 4 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") amends, effective as of April 30, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to amend the Agreement and add a new portfolio - AIM Dynamics Fund;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following: Insert A

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

                  IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 30, 2008.



                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:  President


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                                   "SCHEDULE A

                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                         -------------------------

AIM Dynamics Fund                                 Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares
                                                  Investor Clas Shares

AIM Global Real Estate Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares

AIM High Yield Fund                               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

AIM Income Fund                                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

AIM Intermediate Government Fund                  Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

AIM Limited Maturity Treasury Fund                Class A Shares
                                                  Class A3 Shares
                                                  Institutional Class Shares

AIM Money Market Fund                             Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  AIM Cash Reserve Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares


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PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                         -------------------------

AIM Municipal Bond Fund                           Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Investor Class Shares

AIM Real Estate Fund                              Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

AIM Short Term Bond Fund                          Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares

AIM Total Return Bond Fund                        Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Institutional Class Shares"



                                       A2